UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

_____________________

Registrant’s telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to the Merger Agreement

As previously announced, on April 6, 2016, ZAIS Financial Corp. (“ZFC” or the “Company”), ZAIS Financial Partners, L.P. (“Company Operating Partnership”), the operating partnership of the Company, ZAIS Merger Sub, LLC (“Merger Sub”), a wholly owned subsidiary of the Company, Sutherland Asset Management Corporation (“SAM” or “Sutherland”) and Sutherland Partners, L.P. (“Sutherland Operating Partnership”) entered into an agreement and plan of merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, (i) Sutherland will merge with and into Merger Sub (the “Sutherland Merger”), with Merger Sub surviving the Sutherland Merger and continuing as a wholly owned subsidiary of the Company and (ii) Sutherland Operating Partnership will merge with and into Company Operating Partnership (the “Partnership Merger” and together with the Sutherland Merger, the “Mergers”), with Company Operating Partnership surviving the Partnership Merger (the “Surviving Partnership”). For more information about the Merger Agreement, please refer to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2016.

On May 9, 2016, ZFC, the Company Operating Partnership, Merger Sub, SAM and Sutherland Operating Partnership entered into Amendment No. 1 to the Merger Agreement, which (i) clarifies that the price per share to be offered in the tender offer contemplated by the Merger Agreement will be rounded to the nearest whole cent, and (ii) revises the terms of the Amended and Restated Management Agreement (discussed below) and Amended and Restated Agreement of Limited Partnership for the Surviving Partnership following the Partnership Merger.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Amended and Restated Management Agreement

As previously announced, on April 6, 2016, the Company, Company Operating Partnership, Merger Sub, certain subsidiaries of the Company and Sutherland, and Waterfall Asset Management, LLC (“Waterfall”) entered into a management agreement (the “Management Agreement”). On May 9, 2016, the Company, Company Operating Partnership, Merger Sub, certain subsidiaries of the Company and Sutherland, and Waterfall entered into an Amended and Restated Management Agreement, which revises the terms of the incentive fee element of Waterfall’s compensation as manager. The Amendment No. 1 to the Merger Agreement also revises this incentive fee element in the Amended and Restated Agreement of Limited Partnership for the Surviving Partnership, in order to match the terms of the Amended and Restated Management Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additional Information about the Merger

In connection with the proposed Mergers, ZFC expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed Mergers. The joint proxy statement/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ZFC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZFC, SAM AND THE PROPOSED MERGERS.

Investors and stockholders of ZFC and SAM may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ZFC with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ZFC with the SEC are also available free of charge on ZFC’s website at www.zaisfinancial.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

ZFC, SAM and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ZFC’s and SAM’s stockholders in respect of the proposed Mergers. Information regarding ZFC’s directors and executive officers can be found in ZFC’s most recent Annual Report on Form 10-K filed on March 10, 2016, as amended on Form 10-K/A filed on April 29, 2016. Information regarding SAM’s directors and executive officers can be found in SAM’s Form S-11/A filed with the SEC on December 14, 2015. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Mergers if and when they become available. These documents are available free of charge on the SEC’s website and from ZFC or SAM, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the risk that the Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Sutherland Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Mergers; fluctuations in the adjusted book value per share of the shares of both ZFC and SAM; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; the effect of the announcement of the proposed Mergers on ZFC and SAM’s operating results and businesses generally; the outcome of any legal proceedings relating to the Mergers; changes in future loan production; the Company’s ability to retain key managers of GMFS or the Advisor; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of the Company or SAM; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

2.1	Amendment No. 1, dated as of May 9, 2016, to the Agreement and Plan of Merger, dated as of April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

10.1	Amended and Restated Management Agreement, dated as of May 9, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC and Waterfall Asset Management, LLC

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

May 9, 2016	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1, dated as of May 9, 2016, to the Agreement and Plan of Merger dated as of April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

10.1	Amended and Restated Management Agreement, dated as of May 9, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC and Waterfall Asset Management, LLC